LORD ABBETT INVESTMENT TRUST

LORD ABBETT STRATEGIC ALLOCATION FUNDS

Balanced Strategy Fund

Diversified Equity Strategy Fund

Diversified Income Strategy Fund

Growth & Income Strategy Fund

Supplement dated December 14, 2007 to the

Prospectuses dated September 14, 2007

(Class A, B, C, F, P, R2 and R3 Shares)

1.                                       Shareholders of Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund and Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, which are authorized underlying funds of certain of the Strategic Allocation Funds, recently approved proposals to change each Fund’s name, investment objective and principal investment strategy.  Accordingly, effective as of the close of business on December 14, 2007:  (1) all references to Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund are replaced with “Lord Abbett Short Duration Income Fund”; (2) all references to Lord Abbett U.S. Government & Government Sponsored Enterprises Fund are replaced with “Lord Abbett Income Fund”; and (3) the descriptions of the Funds under “Appendix A – Underlying Funds” are deleted and replaced with the following:

Income Fund

•                  Seeks a high level of income consistent with preservation of capital.

•                  Normally invests at least 65% of its net assets in investment grade debt securities of various types. Such securities may include investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. May invest up to 35% of its net assets in lower-rated debt securities (sometimes called “junk bonds” or “high-yield debt securities”), non-U.S. debt securities denominated in foreign currencies (including emerging market securities), floating or adjustable rate senior loans, convertible securities and preferred stocks.

Short Duration Income Fund

•                  Seeks a high level of income consistent with preservation of capital.

•                  Normally invests at least 65% of its net assets in investment grade debt securities of various types.  Such securities may include short duration investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. May invest up to 35% of its net assets in lower-rated debt securities (sometimes called “junk bonds” or “high-yield debt securities”), non-U.S. debt securities denominated in foreign currencies and floating or adjustable rate senior loans.

2.                                       Effective as of the close of business on December 14, 2007:  (1) Lord Abbett Floating Rate Fund has been added as an authorized underlying fund of each of Diversified Income Strategy Fund, Balanced Strategy Fund and Growth & Income Strategy Fund; (2) Lord Abbett America’s Value Fund has been removed as an authorized underlying fund of Diversified Equity Strategy Fund; (3) the tables showing the approximate percentage of assets of each Fund to be allocated to its underlying funds as of September 14, 2007 under “Appendix A – Underlying Funds” have been removed from the Funds’ Prospectuses; and (4) the following description of the Floating Rate Fund is added to “Appendix A – Underlying Funds”:

Floating Rate Fund

•                  Seeks a high level of current income.

•                  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans.  May invest in senior loans of any maturity or credit quality, including those rated below investment grade or determined by Lord Abbett to be of comparable quality.  May invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.  May invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities, second lien loans, fixed-rate debt securities and repurchase agreements.  May invest up to 25% of its total assets in senior loans made to foreign-domiciled Borrowers and foreign securities, including emerging market securities.